UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 29, 1997



                           FARM FAMILY HOLDINGS, INC.

  A Delaware Corporation   Commission File No. 1-11941   IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000






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Item 5.  Other Events

                  On July 29, 1997, the Board of Directors of Farm Family Holdings, Inc. (the "Company") authorized and declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Shares") of the Company. The dividend was payable on July 29, 1997 to the shareholders of record on July 29, 1997 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Junior Participating Cumulative Preferred Stock, par value $1.00 per share ("Preferred Shares") of the Company at a Purchase Price (the "Purchase Price") of $90, subject to adjustment in certain circumstances (as defined below). The description and terms of the Rights are set forth in the Rights Agreement (the "Rights Agreement") dated as of July 29, 1997 between the Company and The Bank of New York, as Rights Agent (the "Rights Agent").

                  Initially, the Rights will be attached to all Common Share certificates representing shares then outstanding, and no separate certificates representing the Rights ("Right Certificates") will be distributed. The Rights will separate from the Common Shares and a "Distribution Date" will occur upon the earlier of (i) ten business days following a public announcement (the "Shares Acquisition Date") that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Common Shares (an "Acquiring Person"), or (ii) ten business days (or such specified or unspecified date as may be determined by action of the Board of Directors of the Company) following the commencement or announcement of the intent to commence a tender offer or exchange offer that would result in a person or group of affiliated or associated persons beneficially owning 20% or more of the outstanding Common Shares. Notwithstanding the foregoing, an Acquiring Person does not include (A) the Company or any subsidiary of the Company, (B) any employee benefit plan (including, but not limited to, any employee stock ownership plan) of the Company or any subsidiary of the Company or any person organized, appointed or established by the Company or such subsidiary as a fiduciary for or pursuant to the terms of any such employee benefit plan, or (C) any person who would otherwise be an Acquiring Person but for the good faith determination by the Board of Directors of the Company that such person has become an Acquiring Person inadvertently, provided that such person together with its affiliates and associates divest themselves as promptly as practicable of beneficial ownership of a sufficient number of Common Shares so that such person together with its affiliates and associates beneficially own less than 20% of the Common Shares.

                  The Rights Agreement provides that, until the Distribution Date, (i) the Rights will be transferred with and only with the Common Shares,
(ii) new Common Share certificates

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issued after the Record Date but prior to the  Distribution  Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any of the Common Shares will also constitute the transfer of the Rights associated with the Common Shares represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Right Certificates will be mailed to holders of record of Common Shares as of the close of business on the Distribution Date, and thereafter the Rights will be evidenced solely by such Right Certificates.

                  The Rights are not exercisable until the Distribution Date. The Rights will expire on July 29, 2007 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company as described below.

                  In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have a right to receive, upon exercise thereof at the then current exercise price of the Right, that number of Common Shares having a market value of two times the exercise price of the Right ("Flip-In" Events). From and after the time a person becomes an Acquiring Person all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person (or an affiliate, associate or transferee thereof) will be null and void.

     At any time after any person becomes an Acquiring Person, the Board of Directors of the Company may, at its option, exchange all or part of the then outstanding and exercisable Rights (excluding Rights of an Acquiring Person that have become void) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all affiliates and associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

                  Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Right shall be to receive the number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. In connection with this exchange provision, the Company shall not be required to issue fractions of Common Shares or certificates evidencing fractional Common Shares and, in lieu thereof, an adjustment will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

                  In the event that, after the Shares Acquisition Date, (a) the Company shall consolidate with, or merge with or into, any other person or persons (other than a subsidiary of the Company) and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (b) any other person or persons (other than a subsidiary of the Company) shall consolidate, merge with or into the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the common stock shall be changed into or

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exchanged  for stock or other  securities of any other person or persons or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer), in one or more transactions, assets, cash flow or earning power aggregating more than 50% of its assets, cash flow or earning power to any other person or persons (other than the pro rata distribution by the Company of assets (including securities) of the Company or any of its subsidiaries to all holders of the Company's common stock), the Rights Agreement provides that each holder of a Right (other than Rights owned by an Acquiring Person which will have become void) shall be entitled to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value (as defined in the Rights Agreement) equal to twice the exercise price of the Right ("Flip-Over" Events).

                  The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of Preferred Shares of certain rights or warrants to subscribe for Preferred Shares or convertible securities at less than the current market price of Preferred Shares, or (iii) in case the Company shall fix a record date to distribute to all holders of the Preferred Shares evidences of indebtedness or assets (other than a regular periodic cash dividend or dividends payable in Preferred Shares) or subscription rights or warrants (other than those referred to above). The number of Rights and number of Preferred Shares issuable upon the exercise of each Right are also subject to adjustment in the event of a stock split, combination or stock dividend on the Common Shares.

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% of such Purchase Price. No fractional Preferred Shares will be issued and in lieu thereof, an adjustment will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

                  At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"), payable in cash, Common Shares or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights may be effective at such time, on such basis and with such conditions as the Board of Directors in its

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sole discretion may establish.  Immediately  upon redemption of the Rights,  the
Rights will terminate and the only privilege of the Rights holders will be to receive the $.001 redemption price. The date on which Rights are redeemed is referred to herein as the "Redemption Date".

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, other than rights resulting from such holder's ownership of Common Shares, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Shares (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

                  The Rights and the Rights Agreement may be amended in any respect whatsoever (including, without limitation, any extension of the period in which the Rights may be redeemed) at any time prior to such time any person becomes an Acquiring Person, without the approval of the holders of the Rights. After such time, amendments may only be made to (i) cure any ambiguity, (ii) to correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any

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



other provision in the Rights Agreement, or (iii) make any amendments or supplements which the Company and the Rights Agent may deem necessary or desirable which do not adversely affect the interests of the holders of the Rights (other than the Acquiring Person or an affiliate or associate thereof).

                  A copy of the Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights is filed as an exhibit to this Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

Item 7.  Financial Statements and Exhibits

(c)               Exhibits

4.1 Rights Agreement, dated as of July 29, 1997, between the Company and The Bank of New York.

99.1              Press release of Farm Family Holdings, Inc. dated
                  July 29, 1997






                                    SIGNATURE

                  Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly organized.

                                                     FARM FAMILY HOLDINGS, INC.


                                                     By:/s/Philip P. Weber
                                                     ---------------------


Dated July 29, 1997


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


                                  EXHIBIT INDEX

Exhibit                             Description of Exhibit

4.1 Rights Agreement, dated as of July 29, 1997, between the Company and The Bank of New York.

99.1              Press release of Farm Family Holdings, Inc. dated
                  July 29, 1997.

Exhibit 4.1












                           FARM FAMILY HOLDINGS, INC.

                                       and

                              THE BANK OF NEW YORK,

                                  Rights Agent








                                RIGHTS AGREEMENT













                            Dated as of July 29, 1997








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



                                TABLE OF CONTENTS

                                                                                                               Page


Section 1.        Certain Definitions.............................................................................2

Section 2.        Appointment of Rights Agent....................................................................10

Section 3.        Issue of Right Certificates....................................................................10

Section 4.        Form of Right Certificates.....................................................................14

Section 5.        Countersignature and Registration..............................................................16

Section 6.        Transfer, Split Up, Combination and
                             Exchange of Right Certificates;
                             Mutilated, Destroyed, Lost or Stolen
                             Right Certificates..................................................................17

Section 7.        Exercise of Rights; Purchase Price;
                             Expiration Date of Rights...........................................................19

Section 8.        Cancellation and Destruction of Right
                             Certificates........................................................................23

Section 9.        Reservation and Availability of Capital
                             Stock...............................................................................24

Section 10.       Preferred Shares Record Date...................................................................27

Section 11.       Adjustment of Purchase Price, Number and
                             Kind of Shares or Number of Rights..................................................28

Section 12.       Certificate of Adjusted Purchase Price or
                             Number of Shares....................................................................47

Section 13.       Consolidation, Merger or Sale or Transfer
                             of Assets, Cash Flow or Earning Power...............................................48

Section 14.       Fractional Rights and Fractional Shares........................................................53

Section 15.       Rights of Action...............................................................................56

Section 16.       Agreement of Right Holders.....................................................................57

Section 17.       Right Certificate Holder Not Deemed a
                             Shareholder.........................................................................58

Section 18.       Concerning the Rights Agent....................................................................59

Section 19.       Merger or Consolidation or Change of Name
                             of Rights Agent.....................................................................60


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


Section 20.       Duties of Rights Agent.........................................................................61

Section 21.       Change of Rights Agent.........................................................................66

Section 22.       Issuance of New Right Certificates.............................................................68

Section 23.       Redemption.....................................................................................69

Section 24.       Exchange.......................................................................................70

Section 25.       Notice of Certain Events.......................................................................73

Section 26.       Notices........................................................................................74

Section 27.       Supplements and Amendments.....................................................................75

Section 28.       Successors.....................................................................................76

Section 29.       Determinations and Actions by the Board
                             of Directors, etc...................................................................77

Section 30.       Benefits of this Agreement.....................................................................78

Section 31.       Severability...................................................................................78

Section 32.       Governing Law..................................................................................78

Section 33.       Counterparts...................................................................................79

Section 34.       Descriptive Headings...........................................................................79

Signatures.......................................................................................................80


Exhibit A -       Resolutions Setting Forth Rights and
                                Preferences of Preferred Shares

Exhibit B -       Form of Right Certificate

Exhibit C -       Summary of Rights to Purchase Preferred Shares


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



                                RIGHTS AGREEMENT

                  RIGHTS AGREEMENT, dated as of July 29, 1997 (this "Agreement"), between Farm Family Holdings, Inc., a Delaware corporation (the "Company"), and The Bank of New York, as rights agent (the "Rights Agent").
                  The Board of Directors of the Company has authorized and declared a dividend of one purchase right (a "Right") for each share of common stock, par value $.01 per share, of the Company ("Common Share") outstanding at the Close of Business (as hereinafter defined) on July 29, 1997 (the "Record Date"), each Right initially representing the right to purchase (subject to the limitations set forth in Sections 7 and 14(b) hereof) one one-hundredth (1/100th) of a share of Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company having the rights and preferences set forth in the resolutions adopted by the Board of Directors of the Company, a copy of which is attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the "Rights"), and has further authorized the issuance of one Right (subject to adjustment) with respect to each Common Share that shall become outstanding between the Record Date (whether originally issued or delivered from the Company's treasury) and the earlier of the Distribution Date, the Expiration Date and the Final Expiration Date (as such terms are defined in Section 7(a) hereof) and, to the extent provided in Section 22 hereof, with respect to each such share issued after the Distribution Date and

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prior to the earlier of the Expiration Date and the Final
Expiration Date.
                  Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
                  Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
                  (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the Common Shares then outstanding, but shall not include (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, (ii) any employee benefit plan (including, but not limited to, any employee stock ownership plan) of the Company or any Subsidiary of the Company or any Person organized, appointed or established by the Company or such Subsidiary as a fiduciary for or pursuant to the terms of any such employee benefit plan or (iii) any Person who would otherwise be an "Acquiring Person" but for the good faith determination by the Board of Directors of the Company that such Person has become an "Acquiring Person" inadvertently, provided that such Person together with its Affiliates and Associates divest themselves as promptly as practicable of beneficial ownership of a sufficient number of Common Shares so that

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         such Person  together with its Affiliates  and Associates  beneficially own less than 20% of the Common Shares.
                  (b) "Act" shall mean the Securities Act of 1933, as amended.
                  (c) "Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.
                  (d) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the Record Date.
                  (e) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:
                           (i) which such Person or any of such Person's Affiliates or Associates, has directly or indirectly, the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding (whether or not in writing) to vote such security (A) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange

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                  Act and (B) is not also then  reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);
                      (ii) which such Person or any of such Person's  Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the occurrence of an event)
                  pursuant  to  any  agreement,   arrangement  or  understanding
                  (whether  or  not  in  writing),   or  upon  the  exercise  of
                  conversion  rights,   exchange  rights,  rights,  warrants  or
                  options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own,
                  (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time a Person becomes an Acquiring Person or (C) securities issuable upon exercise of Rights from and after the time a Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the "Original Rights") or pursuant

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                  to Section 11(i) hereof in connection with an
                  adjustment made with respect to any Original Rights; or
                     (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in subparagraph (i) of this paragraph (e)) or disposing of any securities of the Company. Notwithstanding the foregoing, nothing contained in this paragraph (e) shall cause a Person ordinarily engaged in business as an underwriter of securities to be the Beneficial Owner of, or to beneficially own, any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

                 (f) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
                  (g) "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall

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



         mean 5:00 P.M.,  New York City time,  on the next  succeeding  Business
         Day.
                  (h) "Common  Shares"  when used with  reference to the Company shall mean the shares of common stock, par value $.01 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person, or, if such Person is a Subsidiary of another Person, the capital stock with the greatest voting power of the Person which ultimately controls such first-mentioned Person. "Common Shares" when used with reference to any Person which is not organized in corporate form shall mean units of beneficial interest which (i) shall represent the right to participate generally in the profits and losses of such Person (including, without limitation, any flow-through tax benefits resulting from an ownership interest in such Person) and (ii) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove the general partner or partners.
                  (i)  "Common Share Equivalents" shall have the meaning
         set forth in Section 11(a)(iii) hereof.
                  (j)  "Company" shall have the meaning set forth in the
         first paragraph of this Agreement.

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                  (k)  "Current Market Price" shall have the meaning set
         forth in Section 11(d) hereof.
                  (l)  "Current Value" shall have the meaning set forth
         in Section 11(a)(iii) hereof.
                  (m)  "Distribution Date" shall have the meaning set
         forth in Section 3(a) hereof.
                  (n) "Equivalent Preference Shares" shall have the meaning set forth in Section 11(b) hereof.
                  (o)  "Exchange Act" shall mean the Securities Exchange
         Act of 1934, as amended.
                  (p)  "Exchange Ratio" shall have the meaning set forth
         in Section 24(a) hereof.
                  (q)  "Expiration Date" shall have the meaning set forth
         in Section 7(a) hereof.
                  (r)  "Final Expiration Date" shall have the meaning set
         forth in Section 7(a) hereof.
                  (s)  "NASDAQ" shall have the meaning set forth in
         Section 11(d) hereof.
                  (t) "Person" shall mean any individual, firm, corporation, partnership, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.
                  (u)   "Preferred   Shares"   shall   mean   shares  of  Junior
         Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company, having the rights, preferences and limitations set forth in the resolutions adopted by the Board of Directors of the Company, a copy of which is

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



         attached  hereto as  Exhibit  A,  and,  to the  extent  there are not a
         sufficient  number  of  shares  of  Junior   Participating   Cumulative
         Preferred Stock authorized to permit the full exercise of the then outstanding Rights, any other series of preferred shares of the Company designated for such purpose by the Board of Directors of the Company containing terms substantially similar to the terms of the Junior Participating Cumulative Preferred Stock.
                  (v) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.
                  (w) "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.
                  (x) "Record Date" shall have the meaning set forth in the second paragraph of this Agreement.
                  (y) "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.
                  (z) "Right" shall have the meaning set forth in the second paragraph of this Agreement.
                  (aa) "Right Certificate" shall have the meaning set forth in Section 3(a) hereof.
                  (bb) "Rights Agent" shall have the meaning set forth in the first paragraph of this Agreement.
                  (cc) "Section 11(a)(ii) Event" shall have the meaning set forth in Section 11(a)(ii) hereof.
                  (dd) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

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                  (ee)     "Section 13 Event" shall have the meaning set
         forth in Section 13(a) hereof.
                  (ff) "Shares Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, includes a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.
                  (gg)     "Spread" shall have the meaning set forth in
         Section 11(a)(iii) hereof.
                  (hh) "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions are at the time beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such person.
                  (ii) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.
                  (jj) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.
                  (kk)     "Trading Day" shall have the meaning set forth in
         Section 11(d) hereof.
                  Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders

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of the Common Shares) in accordance  with the terms and conditions  hereof,  and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.
                  Section 3. Issue of Right Certificates. (a) Until the earlier of the Close of Business on (i) the tenth Business Day after the Shares Acquisition Date or (ii) the tenth Business Day, or such specified or unspecified later date as may be determined by action of the Board of Directors of the Company, after the date of the commencement of (as determined by reference to Rule 14d-2(a), as now in effect under the Exchange Act), or first public announcement of the intent of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan, including, but not limited to, an employee stock ownership plan, of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company or such Subsidiary as a fiduciary pursuant to the terms of any such employee benefit plan) to commence (which intention to commence remains in effect for five Business Days after such announcement), a tender or exchange offer for an amount of Common Shares of the Company which, together with the Common Shares already beneficially owned by such Person, constitutes 20% or more of the outstanding Common Shares (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates described in clauses (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject

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to the  provisions of paragraph (b) of this Section 3) by the  certificates  for
Common Shares registered in the names of the holders thereof (which certificates for Common Shares shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the rights to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Rights Agent will send, by any class of U.S. mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Common Share so held, subject to adjustment as provided herein and to the provisions of
Section 14(a) hereof. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
                  (b) On the Record Date or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), by any class of U.S. mail, to each record holder of Common Shares as of the Close of Business on the Record Date at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the earlier of the Distribution Date, the Expiration Date and the Final Expiration Date (as such terms are defined in this Section 3 and in Section 7 hereof), the Rights will be evidenced

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



by such certificates for Common Shares registered in the names of the holders thereof (together with a copy of the Summary of Rights). Until the earlier of the Distribution Date, the Expiration Date and the Final Expiration Date, the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.
                  (c) Certificates for Common Shares issued after the Record Date but prior to the earlier of the Distribution Date, the Expiration Date and the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:
                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Farm Family Holdings, Inc. and The Bank of New York dated as of July 29, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Farm Family Holdings, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Farm Family Holdings, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons or any Affiliates or Associates thereof (as defined in the Rights Agreement) may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction as long as the requisite qualification for the issuance to such holder, or the exercise by such holder of the

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



                  Rights in such jurisdiction, shall not have been obtained.

After the due execution of any supplement or amendment to this Agreement in accordance with the terms hereof, the reference to this Agreement in the foregoing legend shall mean the Agreement as so supplemented or amended. Until the Distribution Date, the Rights associated with the Common Shares represented by certificates containing the foregoing legend shall be evidenced by such certificates alone, and the surrender for transfer of any such certificates shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding. The failure to print the foregoing legend on any such certificate for Common Shares or any other defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.
                  Section 4. Form of Right Certificates. (a) The Right Certificates (and the forms of election to purchase shares, certificate and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as

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



the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 7, 11, 14(b) and 22 hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
                  (b) Any Right  Certificate  issued pursuant to Section 3(a) or
Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom

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



such Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect the avoidance of the provisions of Section 7(e), Section 11(a)(ii) or Section 13 hereof with respect to the limitation of the Rights beneficially owned by an Acquiring Person (or any Affiliate or Associate thereof), and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend modified as necessary to apply to such Person:
                  The Rights represented by this Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement). Accordingly, this Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

The provisions of Section 7(e) hereof shall be operative whether or not the foregoing legend is contained on any such Right Certificate.

                  Section 5.  Countersignature and Registration.
(a) The Right Certificates shall be executed on behalf of the Company by (i) its Chairman of the Board or President or any Vice President and its Secretary or any Assistant Secretary or Treasurer or any Assistant Treasurer or (ii) any two officers of

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



the Company so authorized to sign by a resolution of the Board of Directors of the Company, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right
Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right
Certificate,  shall  be a proper  officer  of the  Company  to sign  such  Right
Certificate, although at the date of the execution of this Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who shall have countersigned any of the Right Certificates shall cease to be such a signatory before delivery by the Company, such Right Certificates, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificates had not ceased to be such a signatory; and any Right Certificates may be countersigned

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



on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, shall be a proper signatory of the Rights Agent to countersign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such a signatory.
                  (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
                  Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Expiration Date and the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or other shares, securities, cash or assets, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder, or in the case of a

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



transfer,  such former holder,  to purchase.  Any registered  holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have completed and signed the form of assignment and the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 4(b), 7(e) and 14 hereof, countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.
                  (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably

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



satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
                  Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date, for the purchase of Preferred Shares (if, pursuant to Section 14(b), such exercise is for the purchase of whole Preferred Shares and not fractional Preferred Shares) or, pursuant to Section 14(b), for the purchase price payable by the Company for Rights to purchase fractional Preferred Shares, upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on July 29, 2007 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof and (iii) the time at which the Rights are exchanged as

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



provided in Section 24 (such earliest time being herein referred to as the "Expiration Date").
                  (b) The Purchase Price for each Preferred Share issued pursuant to the exercise of Rights shall initially be $90 per one one-hundredth of a Preferred Share, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 14 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.
                  (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for each Preferred Share (or other shares, securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of Preferred Shares as are to be purchased, in which case certificates for the Preferred Shares represented by such receipts shall be deposited

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



by the transfer agent with the depositary agent, and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of consideration to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and, (iv) when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.
                  (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.
                  (e) Notwithstanding anything in this Agreement to the contrary, from and after the time a Person becomes an Acquiring Person, any Rights beneficially owned by (i) an Acquiring Person or any Affiliate or Associate of an Acquiring Person, (ii) a

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



transferee of any such Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after such Acquiring Person becomes such, or (iii) a transferee of any such Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from such Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company and the Board of Directors shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and
Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of having made or having failed to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.
                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be

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



obligated to undertake any action with respect to a registered holder of any Right Certificate upon the occurrence of any purported transfer or exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate following the form of assignment or election to purchase set forth on the reverse side of the Right Certificate surrendered for such assignment or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
                  Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

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



                  Section 9. Reservation and Availability of Capital Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Section 11(a)(ii) Event or a Section 13 Event, out of its authorized and issued Common Shares or other securities or out of its authorized and issued shares held in its treasury), the number of Preferred Shares (and, following the occurrence of a Section 11(a)(ii) Event or a Section 13 Event, Common Shares of the Company or other securities) that, as provided herein, will be sufficient to permit the exercise in full of all outstanding Rights (it being understood that any of the foregoing shares or securities may also be reserved for other purposes) or will take such other steps as are appropriate to assure that the number of such shares or securities (or their equivalents) sufficient to permit the exercise in full of all outstanding Rights will be available upon such exercise.
                  (b) So long as the Preferred Shares (and, following the occurrence of a Section 11(a)(ii) Event or a Section 13 Event, Common Shares of the Company or other securities) issuable and deliverable upon the exercise of the Rights may be listed or traded on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

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                  (c) The  Company  covenants  and agrees  that it will take all such actions as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Section 11(a)(ii) Event or a Section 13 Event, Common Shares of the Company or other securities) delivered upon exercise of the Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.
                  (d) The Company further covenants and agrees that, except as set forth in Section 6(a) hereof, it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares (or Common Shares of the Company or other securities, as the case may be) upon the exercise of the Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for a number of Preferred Shares (or Common Shares of the Company or other securities, as the case may be) in the name other than that of, the registered holder of the Right Certificate evidencing the Rights surrendered for exercise or to issue or deliver any certificates for Preferred Shares (or Common Shares of the Company or other securities, as the case may be) or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the

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time  of  surrender)  or  until  it  has  been   established  to  the  Company's
satisfaction that no such tax is due.
                  (e) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a
Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with
Section 11(a)(iii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may, acting by resolution of its Board of Directors, temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public

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announcement  stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualifications in such jurisdiction shall have been obtained, the exercise thereof shall be permitted under applicable law and a registration statement shall have been declared effective.
                  Section 10. Preferred Shares Record Date. Each person in whose name any certificate for a number of the Preferred Shares (or Common Shares of the Company or other securities, as the case may be) is issued upon the exercise of the Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares of the Company or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares (or Common Shares of the Company or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or Common Shares of the Company or other securities, as the case may be) transfer books of the

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Company are open.  Prior to the exercise of the Rights  evidenced  thereby,  the holder of a Right Certificate, as such, shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any meetings or other proceedings of the Company, except as provided herein.
                  Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares, or fractions thereof, covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
                  (a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of shares or (D) issue any shares of its other capital stock in
         a  reclassification   of  the  Preferred  Shares  (including  any  such
         reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in Section 7(e) and this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or

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         reclassification, and the number and kind of Preferred Shares or shares of other capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of Preferred Shares or shares of other capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares or other capital stock, as the case may be, transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this
         Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).
                      (ii) Subject to Section 24 of this Agreement, in the event (a "Section 11(a)(ii) Event") that any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then proper provision shall be made so that each holder of a Right, except as provided below and in Section 7(e), shall, subject to Section 14(c), thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths

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         of a Preferred  Share,  such number of Common  Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a Preferred Share of the Company for which a Right was exercisable immediately prior to the first occurrence of such Section 11(a)(ii) Event, whether or not such Right was then exercisable, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of the Common Shares of the Company (determined pursuant to Section 11(d)) on the date of the occurrence of such Section 11(a)(ii) Event (such number of shares being hereinafter referred to as the "Adjustment Shares"). The Company shall notify the Rights Agent in writing as to any Persons who are deemed by the Company to be Acquiring Persons or Affiliates, Associates or transferees (as described in subparagraphs (ii) and (iii) of Section 7(e) hereof) of such Persons and shall identify any Rights pertaining thereto.
                 (iii)  In lieu of  issuing  Common  Shares  of the  Company  in accordance with Section 11(a)(ii) hereof, the Company, acting by resolution of its Board of Directors, may, and, in the event that the
         number  of  Common  Shares  which  are   authorized  by  the  Company's
         certificate of incorporation but not outstanding or reserved for issuance

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         for purposes  other than upon exercise of the Rights is not  sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, shall, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), over (2) the Purchase Price attributable to each Right (such excess, the "Spread") and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares issuable only if aggregated as whole shares, of preferred stock which the Board of Directors of the Company has deemed to have substantially the same value as Common Shares of the Company (such shares or units of preferred stock hereinafter called "Common Share Equivalents")), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by action of the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company which has theretofore performed no services for the Company or any Subsidiary of the Company in the past five years; provided, however, if the Company shall not have made adequate

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         provision to deliver value  pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the first date on which the Company's rights of redemption pursuant to Section 23 hereof, as such date may be amended pursuant to Section 27 hereof, shall expire (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares of the Company (to the extent available) and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If, after the occurrence of a Section 11(a)(ii) Event, the number of Common Shares that are authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof and the Company, acting by resolution of its Board of Directors shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the 30 day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be

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         extended,  the "Substitution  Period").  To the extent that the Company determines that some action is to be taken pursuant to the terms of this Section 11(a)(iii), the Company (x) shall provide, subject to Sections 7(a) and 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such shareholder approval for the authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the first sentence of this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the
         Company   shall   issue  a  public   announcement   stating   that  the
         exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares of the Company shall be the Current Market Price (as defined in Section 11(d)) per share of the Common Shares of the Company on the date of the first occurrence of the Section 11(a)(ii) Event, and the per share or per unit value of any Common Share Equivalents shall be deemed to equal the Current Market Price per share of the Common Shares of the Company on such date.
                  (b) In the event that the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period

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         expiring  within 45 calendar  days after such record date) to subscribe for or purchase  Preferred  Shares (or shares  having the same  rights,
         privileges  and  preferences  as  the  Preferred  Shares   ("Equivalent
         Preference Shares")) or securities convertible into Preferred Shares or Equivalent Preference Shares at a price per Preferred Share or
         Equivalent Preference Shares (or having a conversion price per share, if a security convertible into shares of Preferred Shares or Equivalent Preference Shares) less than the Current Market Price per share of the Preferred Shares or Equivalent Preference Shares on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares or Equivalent Preference Shares which the aggregate subscription or purchase price of the total number of Preferred or Equivalent Preference Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional
         Preferred   or   Equivalent   Preference   Shares  to  be  offered  for
         subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price

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         may be paid in a consideration  part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the holders of the Rights. Common Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
                  (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular periodic cash dividend or a dividend payable in Preferred Shares, but including any dividends payable in stock other than Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per

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         share of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent which shall be binding on the holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share, and the denominator of which shall be such Current Market Price per share of the Preferred Shares. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
                  (d)(i) For the purpose of any computation hereunder, the "Current Market Price" per share of the Common Shares on any date shall be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market Price per share of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (i) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares or (ii) any subdivision, combination or

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         reclassification  of such Common Shares, and prior to the expiration of
         30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "Current Market Price" shall be appropriately adjusted to take into account the ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in the case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional

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         market maker making a market in the Common Shares selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Shares, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close. If the Common Shares are not publicly held or not so listed or traded, Current Market Price shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
                      (d)(ii) For the purpose of any computation hereunder, the Current Market Price per share of Preferred Shares shall be determined in the same manner as set forth for the Common Shares of the Company in
         Section 11(d)(i) hereof (other than the last sentence thereof). If the current Market Price per Preferred Share cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or listed or traded in a manner

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         described  in Section  11(d)(i)  hereof,  the Current  Market Price per
         Preferred Share shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares of the Company occurring after the date of this Agreement) multiplied by the then Current Market Price per Common Share of the Company. If neither the Common Shares of the Company nor the Preferred Shares are publicly held or so listed or traded, the Current Market Price per Preferred Share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of one one-hundredth of a Preferred Share shall be equal to the Current Market Price of one Preferred Share divided by 100.
                  (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
         Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share or the nearest one-millionth of a Preferred Share, as

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         the case may be.  Notwithstanding  the first  sentence of this  Section
         11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the date of the expiration of the right to exercise any Rights.
                  (f) If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a), (b), (c), (e), (g), (h),
         (i), (j), (k) and (m) inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares; provided, however, that the Company shall not be liable for its inability or failure to reserve and keep available for issuance upon exercise of the Rights pursuant to
         Section 11(a)(ii) a number of its Common Shares greater than the number then authorized by the Certificate of Incorporation of the Company but not outstanding or reserved for any other purpose.
                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price

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         hereunder  shall  evidence  the  right  to  purchase,  at the  adjusted
         Purchase Price, the number of one one-hundredths of a Preferred Share (subject to Sections 7(a) and 14(b)) purchasable from time to time
         hereunder  upon  exercise  of  the  Rights,   all  subject  to  further
         adjustment as provided herein.
                  (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one-millionth of a Preferred Share and subject to Sections 7(a) and 14(b)) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately
         prior  to  this   adjustment  by  (y)  the  Purchase  Price  in  effect
         immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after

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         such  adjustment of the number of Rights shall be  exercisable  for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record
         of  Right   Certificates   on  such  record  date  Right   Certificates
         evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of

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         adjustment, and upon surrender thereof, if required by the Company, new
         Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
                  (j) Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of shares which were expressed in the initial Right Certificates issued hereunder.
                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the one one-hundredths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.
                  (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may

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         elect to defer  until the  occurrence  of such event the issuing to the holder of any Right exercised after such record date the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.
                  (m)   Anything   in   this   Section   11  to   the   contrary
         notwithstanding,  the  Company,  acting by  resolution  of its Board of
         Directors, shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
         Section 11, as and to the extent that it in its sole  discretion  shall
         determine  to  be  advisable  in  order  that  any   consolidation   or
         subdivision of the Preferred Shares, the issuance wholly for cash of any of the Preferred Shares at less than the Current Market Price, the issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, stock dividends or the issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the

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         Company to holders of its Preferred Shares shall not be taxable to such shareholders.
                  (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which does not violate Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which does not violate Section 11(o) hereof) or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which does not violate Section 11(o) hereof) if
         (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of
         Section 13(a) hereof shall have received a

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         distribution of Rights previously owned by such Person or
         any of its Affiliates and Associates.
                  (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or
         Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.
                  (p) Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on its Common Shares payable in Common Shares of the Company or (ii) subdivide its outstanding Common Shares into a greater number of shares (by reclassification or otherwise than by payment of dividends in Common Shares) or (iii) combine or consolidate its outstanding Common Shares into a smaller number of shares, then in any such case, (x) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right (without giving effect to Section 7(a) or 14(b)) shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares of the Company outstanding immediately before such event and the denominator of which is the number of such Common Shares

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



         outstanding immediately after such event and (y) action shall be taken such that each Common Share of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share of the Company outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected. If an event occurs which would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).
                  Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent and with each transfer agent for the Common Shares and Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with
Section 25 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certificates or give such notice shall not affect the validity or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in

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



relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate. Any adjustment to be made pursuant to Sections 11 and 13 shall be effective as of the date of the event giving rise to such adjustment.
                  Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power. (a) In the event (a "Section 13 Event") that, following the Shares Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with or into, any other Person or Persons and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any other Person or Persons shall consolidate, merge with or into the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the common stock shall be changed into or exchanged for stock or other securities of any other Person or Persons or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company's most recent regularly prepared financial statement) to any other Person or Persons in one or more transactions (each of which does not violate Section 11(o)

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



hereof), provided, however, that this clause (z) of Section 13(a) shall not apply to the pro rata distribution by the Company of assets (including securities) of the Company or any of its Subsidiaries to all holders of the Company's common stock; then, and in each such case, proper provisions shall be made so that (i) each holder of a Right (except as provided in Section 7(e) hereof) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradable Common Shares of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of call, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and (2) dividing that product (which following the first occurrence of a Section 13 Event shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of the Common Shares of such

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Principal  Party  (determined  pursuant to Section  11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement so providing.
                  (b)  "Principal Party" shall mean
                           (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which Common Shares of the Company are converted in such

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         merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and
                           (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;
provided, however, that in any such case, (1) if the Common Shares of such Person are not at any time and have not been continuously over the preceding 12 month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person, the Common Shares of which are and have been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.
                  (c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized Common Shares which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and the Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement

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containing the provisions set forth in paragraphs (a) and (b) of this Section 13 and further  providing  that, as soon as practicable  after the date of any such
Section 13 Event, the Principal Party will:
                  (i) prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and
             (ii)  deliver  to  holders  of  the  Rights  historical   financial
         statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.
The provisions of this Section 13 shall similarly apply to successive Section 13 Events. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in
Section 13(a) hereof.
                  (d) The Company covenants and agrees that it will not, after the Shares Acquisition Date, engage in any Section 13 Event if at the time of or after such event there are any charter or by-law provisions or any rights, warrants or other instruments

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outstanding  or any  other  action  taken  which  would  diminish  or  otherwise eliminate the benefits intended to be afforded by the Rights.
                  Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not issue fractions of Rights or distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount, which the Company may, at its option, pay in cash, Common Shares or other equity securities of the Company, debt securities of the Company, or any other form of consideration or combination of the foregoing deemed appropriate by the Board of Directors of the Company, equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on

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the  principal  national  securities  exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.
                  (b) The Company shall not issue fractions of Preferred Shares upon exercise of the Rights or distribute certificates which evidence fractional Preferred Shares. Preferred Shares shall be issued only upon the exercise of Rights to purchase integral multiples of 100 one-hundredths of a Preferred Share. In lieu of fractional Preferred Shares, the Company shall pay to the registered holders of Right Certificates at the time such Right Certificates are exercised as provided in Section 7 an amount, which the Company may, at its option, pay in cash, Common Shares or other equity securities of the Company, debt securities of the Company, or any other form of consideration or combination of the foregoing deemed appropriate by the Board of Directors of the Company, equal to the same fraction of the current market

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value of one Preferred  Share.  For purposes of this Section 14(b),  the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise.
                  (c) Following the occurrence of a Section 11(a)(ii) Event or a
Section 13 Event, the Company shall not issue fractions of its Common Shares upon exercise of the Rights or distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount, which the Company may, at its option, pay in cash, other equity securities of the Company, debt securities of the Company, or any other form of consideration or combination of the foregoing deemed appropriate by the Board of Directors of the Company, equal to the same fraction of the current market value of one Common Share. For purposes of this Section 14(c), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.
                  (d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right.
                  Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action vested in

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the Rights  Agent  pursuant to Section 18 hereof,  are vested in the  respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.
                  Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
                  (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

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                  (b) after the Distribution  Date, the Right  Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates duly completed and fully executed;
                  (c) the  Company  and the Rights  Agent may deem and treat the
         person  in  whose  name  the  Right   Certificate  (or,  prior  to  the
         Distribution  Date,  the  associated  Common  Shares   certificate)  is
         registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
                  (d)   notwithstanding   anything  in  this  Agreement  to  the
         contrary, the Company, its Board of Directors and the Rights Agent shall not have any liability to any holder of a Right or other Person as a result of any inability to perform any of their obligations under this Agreement by reason of any preliminary or permanent injunction or
         other  order,   decree  or  ruling  issued  by  a  court  of  competent
         jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority,

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         prohibiting or otherwise  restraining  performance of such  obligation;
         provided, however, the Company and its Board of Directors must use their best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.
                  Section 17. Right Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-hundredths of a Preferred Share or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
                  Section 18.  Concerning the Rights Agent.  (a)  The
Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the

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administration  and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising under this Agreement.
                  (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of
attorney,   endorsement,   affidavit,   letter,  notice,   direction,   consent,
certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or Persons or otherwise upon the advice of counsel as set forth in Section 20 hereof.
                  Section 19. Merger or Consolidation or Change of Name of Rights Agent. (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation

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succeeding  to the  shareholder  services  business  of the Rights  Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. The purchase of all or substantially all of the Rights Agent's assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been
countersigned,   any  successor   Rights  Agent  may   countersign   such  Right
Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
                  (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any

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of the Right  Certificates shall not have been  countersigned,  the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
                  Section  20.  Duties  of  Rights   Agent.   The  Rights  Agent
undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of the Current Market Price per Preferred Share and Common Share) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (including the Rights becoming void pursuant to Section 7(e)
         hereof)   (unless   other   evidence  in  respect   thereof  be  herein
         specifically prescribed) may be deemed to be conclusively proved and established by a

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         certificate signed by a person reasonably  believed by the Rights Agent to be any one of the Chairman of the Board, the President, a Vice President, or the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
                  (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.
                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
                  (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the

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         ascertaining  of the  existence  of facts that would  require  any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing such adjustment, delivered pursuant to Section 12); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or Common Shares or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or Common Shares or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.
                  (f)  The  Company  agrees  that  it  will  perform,   execute,
         acknowledge   and   deliver  or  cause  to  be   performed,   executed,
         acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the persons reasonably believed by the Rights Agent to be the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of

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         a  person  reasonably  believed  by the  Rights  Agent  to be any  such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing (i) any action proposed to be taken or omitted by the Rights Agent with respect to its duties and obligations under this Agreement and (ii) the date on and/or after which such action shall be taken or omitted, which date shall not be less than five business days after the date the Company actually receives such application, unless the Company shall consent in writing to an earlier date. If the application contains in writing the matters described in items (i) and (ii) then the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal described in any such application on or after the date specified therein unless, prior to taking or omitting any such action, the Rights Agent has received written instructions in response to such application specifying what action shall be taken or omitted.
                  (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting

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         in any other  capacity  for the Company or for any other legal  entity, except it may not act for an Acquiring Person in an investment banking capacity, or otherwise assist an Acquiring Person in ways hostile to the Company, without the consent of the Company.
                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either by itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided, however, that reasonable care was exercised in the selection and continued employment thereof.
                  (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
                  (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take

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         any further action with respect to such requested  exercise or transfer without first consulting the Company.
                  Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Preferred Shares and Common Shares by registered, certified or express mail, and to the holders of the Right Certificates by any class of U.S. mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and Common Shares by registered, certified or express mail, and to the holders of the Right Certificates by any class of mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the Company shall become the temporary Rights Agent and the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and

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doing business under the laws of the United States or of any state of the United
States, in good standing, which is authorized under such laws to exercise corporate trust powers or provide shareholder services and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
                  Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new
Right Certificates evidencing Rights in such form as may be approved by resolution of its Board of Directors to reflect any

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adjustment  or change in the Purchase  Price per share and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (i) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (ii) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (x) no such Right Certificates shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificates would be issued, and (y) no such Right Certificates shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
                  Section 23. Redemption. (a) The Board of Directors of the Company may, by resolution, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all of the then outstanding Rights at a redemption price of 1/10th of $.01 per Right, as

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appropriately  adjusted to reflect any stock  split,  stock  dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). To the extent that a holder of Rights holds a number of Rights not evenly divisible by ten, the total price at which such Rights shall be redeemed shall be rounded to the nearest whole cent. To the extent that a holder of Rights holds fewer than ten Rights, such Rights shall be redeemed at a total price of $.01. The Board of Directors may, in its discretion, at any time prior to such time as any Person becomes an Acquiring Person, extend the time within which to redeem the then outstanding Rights prior to their exercise. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the Current Market Price of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Company.
                  (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of the Rights shall be to receive the Redemption Price. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights, the Company

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shall give  notice of such  redemption  to the  holders of the then  outstanding
Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.
                  Section 24. Exchange. (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any wholly owned Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares as a fiduciary for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

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                  (b)  Immediately  upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for the Rights will be effected and, in the event of any partial exchange, the number of the Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of the Rights (other than the Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of the Rights.
                  (c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in

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accordance  with this Section 24, the Company  shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights.
                  (d) The Company shall not issue fractions of Common Shares or distribute certificates which evidence fractional Common Shares. In lieu of such fractional shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares would otherwise be issuable an amount, which the Company may, at its option, pay in cash, other equity securities of the Company, debt securities of the Company, or any other form of consideration or combination of the foregoing deemed appropriate by the Board of Directors of the Company, equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.
                  Section 25. Notice of Certain Events. (a) In case the Company shall propose (1) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid) or (ii) to offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any

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additional  Preferred  Shares  or  shares  of  stock of any  class or any  other securities, rights or options, or (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (iv) to effect any merger, consolidation or other combination into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power or assets representing 50% or more of the cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Shares or Common Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares or

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Common Shares whichever shall be earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.
                  (b) In case any Section 11(a)(ii) Event or Section 13 Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under
Section 11(a)(ii) or Section 13(a) hereof, and (ii) all references in Section 25(a) hereof to Preferred Shares shall be deemed thereafter to refer also to Common Shares or other securities issuable in respect of the Rights.
                  Section 26.  Notices.  Notices or demands authorized by
this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) to the following mailing address (or to the street address in cases in which the carrier cannot deliver to a P.O. Box):
Mailing Address:                    Farm Family Holdings, Inc.
                                    P.O. Box 656
                                    Albany, New York  12201-0656
                                    Attention:  General Counsel

Street Address:                     Farm Family Holdings, Inc.
                                    344 Route 9W
                                    Glenmont, New York  12077
                                    Attention:  General Counsel

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Subject to the provisions of Section 21 hereof,  any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
                  The Bank of New York
                  101 Barclay Street, Floor 12 West
                  New York, NY  10286
                  Attention:  Stock Transfer Administrator

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by any class of U.S. mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
                  Section 27. Supplements and Amendments. The Company may, by resolution of its Board of Directors, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement in any respect whatsoever (including without limitation any extension of the period in which the Rights may be redeemed) at any time prior to such time as any Person becomes an Acquiring Person, without the approval of any holders of certificates representing Common Shares or, after the Distribution Date, of Right
Certificates. From and after such time as any Person becomes an Acquiring Person, the Company may, by resolution of its Board of Directors, and the Rights Agent shall, if the Company so directs, supplement or

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amend this  Agreement  without  the  approval  of any  holders  of  certificates representing Common Shares or of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or (iii) to change or supplant or make any other provisions in regard to matters or questions arising hereunder which the Company and the Rights Agent may deem necessary or desirable, which shall not adversely affect the interests of the holders of Right Certificates and, prior to the Distribution Date, the Common Shares (other than an Acquiring Person or an Affiliate or Associate of any such Person). Upon the delivery of a certificate from an officer of the Company referred to in Section 20(b) hereof which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Right Certificates shall be deemed coincident with the interests of the holders of Common Shares.
                  Section 28.  Successors.  All the covenants and
provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
                  Section 29. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which

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



any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to such Board of Directors, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company or the Company in good faith, (x) shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties and (y) shall not subject the Board of Directors of the Company to any liability to the holders of the Rights and Right Certificates.
                  Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole

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



and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Shares).
                  Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Without limiting the foregoing, if any provision of this Agreement requiring that a determination be made by the Board of Directors is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, such determination shall then be made by the Board of Directors in accordance with applicable law and the Company's certificate of incorporation and by-laws.
                  Section  32.  Governing  Law.  This  Agreement  and each Right
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
                  Section 33.  Counterparts.  This Agreement may be
executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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



                  Section 34.  Descriptive Headings.  Descriptive
headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.




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



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


ATTEST:                                      FARM FAMILY HOLDINGS, INC.


By:/s/ Victoria M. Stanton                   By:/s/ Philip P. Weber
   --------------------------------             -----------------------
   Name:  Victoria M. Stanton                   Name: Philip P. Weber
   Title: Executive Vice President,             Title:  President & CEO
           General Counsel & Secretary


ATTEST:                                         THE BANK OF NEW YORK


By:/s/ John I. Silvertsen                    By:/s/ Raymond Romanski
   --------------------------------          --------------------------
   Name:  John I. Silvertsen                    Name:  Raymond Romanski
   Title: Vice President                        Title: Vice President

                                                      -80-


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



                                                                    EXHIBIT A

                                     Form of
                   Certificate of Designation, Preferences and
            Rights of Junior Participating Cumulative Preferred Stock

                                       of

                           Farm Family Holdings, Inc.


                      (pursuant to ss. 151 of the Delaware
                            General Corporation Law)

                  Farm Family Holdings, Inc., a Delaware corporation (the "Company"), certifies that pursuant to the authority contained in its Certificate of Incorporation and in accordance with Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors (the "Board of Directors") has adopted the following resolution creating a series of its Preferred Stock, $1.00 par value, designated as Junior Participating Cumulative Preferred Stock:

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Company in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Junior Participating Cumulative Preferred Stock, with a par value of $1.00 per share of the Company and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof (in addition to the provisions in the Certificate of Incorporation that are applicable to the Preferred Stock of all series as follows:

                  Junior Participating Cumulative Preferred Stock

         Section 1. Designation and Amount. The shares of such series shall be designated as Junior Participating Cumulative Preferred Stock, with a par value of $1.00 per share (the "Junior Preferred Shares"), and the number of shares constituting such series shall be 70,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Junior Preferred Shares to a number less than the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Junior Preferred Shares.


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         Section 2.  Dividends and Distributions.

         (A) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Junior Preferred Shares with respect to dividends, the holders of Junior Preferred Shares, in preference to the holders of shares of the Company's common stock, $.01 par value per share (the "Common Shares"), and of any other junior stock which may be outstanding, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a Junior Preferred Share, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $25.00 per share ($100.00 per annum), and (ii) subject to the provision for adjustment hereinafter set forth, the sum of 100 times the aggregate per share amount of all cash dividends and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared on the Common Shares since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any Junior Preferred Shares. In the event the Company shall at any time declare or pay any dividend on Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount to which holders of Junior Preferred Shares were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

         (B) The Company shall declare a dividend or distribution on the Junior Preferred Shares as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares); provided, however, that in the event no dividend or distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Payment date and the next subsequent Quarterly Dividend Payment Date, a dividend of $25.00 per share ($100.00 per annum) on the Junior Preferred Shares shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.


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         (C) Dividends  shall begin to accrue and be  cumulative on  outstanding
Junior Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such Junior Preferred Shares, unless (i) the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or (ii) the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Junior Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall accumulate but shall not bear interest. Dividends paid on the Junior Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Junior Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 30 days prior to the date fixed for the payment thereof.

         Section 3.  Voting Rights.

         The holders of Junior Preferred Shares shall have the following voting rights:

                  (A) Subject to the provisions for adjustment as hereinafter set forth, each Junior Preferred Share shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Company. In the event the Company shall at any time declare or pay any dividend on Common Shares payable in Common Shares or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the number of votes per share to which holders of Junior Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

                  (B) Except as otherwise provided herein, in the Certificate of Incorporation, as from time to time amended, and/or in any other resolutions adopted by the Board of Directors creating a series of preferred stock or any similar stock, or by law, the holders of Junior Preferred Shares and the holders of Common Shares and any other

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



         capital stock of the Company  having  general  voting rights shall vote
         together  as  one  class  on  all  matters   submitted  to  a  vote  of
         shareholders of the Company.

                  (C) If at any time the Company shall not have declared and paid all accrued and unpaid dividends on the Junior Preferred Shares as provided in Section 2 hereof for four consecutive quarterly dividend payment dates, then, in addition to any voting rights provided for in paragraphs (A) and (B), the holders of the Junior Preferred Shares shall have the exclusive right, voting separately as a class, to elect two directors to the Board of Directors of the Company (such directors, the "Preferred Directors"). The right of the holders of the Junior Preferred Shares to elect the Preferred Directors shall continue until all such accrued and unpaid dividends shall have been paid. At such time, the terms of any of the Preferred Directors shall terminate. At any time when the holders of the Junior Preferred Shares shall have thus become entitled to elect Preferred Directors, a special meeting of the holders of the Junior Preferred Shares shall be called for the purpose of electing such Preferred Directors, to be held within 30 days after the right of the holders of the Junior Preferred Shares to elect such Preferred Directors shall arise, upon notice given in the manner provided by law or the by-laws of the Company for giving notice of a special meeting of shareholders; provided, however, that such a special meeting shall not be called if the annual meeting of shareholders is to convene within such 30-day period. At any such special meeting or at any annual meeting at which the holders of the Junior Preferred Shares shall be entitled to elect Preferred Directors, the holders of a majority of the then outstanding Junior Preferred Shares present in person or by proxy shall be sufficient to constitute a quorum for the election of such directors. The persons elected by the holders of the Junior Preferred Shares at any meeting in accordance with the terms of the preceding sentence shall become directors on the date of such election.

         Section 4.  Certain Restrictions.

         (A) Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Shares as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Junior Preferred Shares outstanding shall have been paid in full, the Company shall not:

                  (i) declare or pay dividends or make any other distributions on any shares or stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Junior Preferred Shares;


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             (ii) declare or pay  dividends or make any other  distributions  on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior Preferred Shares except dividends paid ratably on the Junior Preferred Shares and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

            (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with or junior to the Junior Preferred Shares; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding-up) to the Junior Preferred Shares; or

             (iv) purchase or otherwise acquire for consideration any Junior Preferred Shares, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior Preferred Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series or classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. Reacquired Shares. Any Junior Preferred Shares purchased or otherwise acquired by the Company in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of preferred stock, without designation as to series, and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other resolution of the Board of Directors creating a series of preferred stock or any similar stock or as otherwise required by law.


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         Section 6. Liquidation,  Dissolution or Winding-Up.  Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Junior Preferred Shares unless prior thereto, the holders of Junior Preferred Shares shall have received the greater of (i)$100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Shares, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior
Preferred Shares, except distributions made ratably on the Junior Preferred Shares and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding-up. In the event the Company shall at any time declare or pay any dividend on Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the aggregate amount to which holders of Junior Preferred Shares are entitled immediately prior to such event under the provisions in clause (a) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

         Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property, or otherwise changed, then in any such case each Junior Preferred Share shall at the same time be similarly exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Junior Preferred Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of

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



Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

         Section 8. No Redemption. The Junior Preferred Shares shall not be redeemable.

         Section 9. Rank. Unless otherwise provided in the Certificate of Incorporation, as it may be from time to time amended, or in resolutions by the Board of Directors relating to a subsequent series of preferred stock of the Company, the Junior Preferred Shares shall rank junior to all other series of the Company's preferred stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding-up, and senior to the Common Shares.

         Section 10. Amendment. The Certificate of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Junior Preferred Shares so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding Junior Preferred Shares, voting together as a single series.

         Section 11. Fractional Shares. Junior Preferred Shares shall not be issued in fractions of a share.


         RESOLVED, that the proper officers of the company be, and each of them hereby is, authorized to execute a Certificate of Designation with respect to the Junior Preferred Stock pursuant to Section 151 of the General Corporation Law of the State of Delaware and to take all appropriate action to cause such Certificate to become effective, including, but not limited to, the filing and recording of such Certificate with and/or by the Secretary of State of the State of Delaware.

                  IN WITNESS WHEREOF, I have executed and subscribed to this Certificate and to affirm the foregoing as true under penalty of perjury this __ day of _________, 1997.


                                       -----------------------------------
                                      Name:
                                     Title:

                                                      -7-


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



                                                                     EXHIBIT B



                           [Form of Right Certificate]

Certificate No. R-     __________ Rights

NOT EXERCISABLE AFTER JULY 29, 2007 OR EARLIER IF THE BOARD OF DIRECTORS ORDERS THE REDEMPTION OR EXCHANGE OF THE RIGHTS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT 1/10TH OF $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1

                                Right Certificate

                           Farm Family Holdings, Inc.

         This certifies that _________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms,
provisions and conditions of the Rights Agreement dated as of
July 29, 1997 (the "Rights Agreement"), between Farm Family
Holdings, Inc., a Delaware corporation (the "Company"), and The
Bank of New York (the "Rights Agent"), to purchase from the
Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York
--------
1 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                                                      -1-


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



time) on July 29, 2007, at the office of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth of a fully paid nonassessable share of Junior Participating Cumulative Preferred Stock, par value $1.00 per share (the "Preferred Shares"), of the Company, at a purchase price of $90 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and the Certificate contained therein duly executed, provided that only whole Preferred Shares shall be issued upon the exercise of Rights (i.e., upon the exercise of Rights to purchase 100 one-hundredths of a Preferred Share and integral multiples thereof) and that Rights exercised for the purchase of fractional Preferred Shares shall be purchased by the Company pursuant to the Rights Agreement at a purchase price equal to an equivalent fraction of the current market value of one Preferred Share at the time of exercise. The number of Rights evidenced by this Right Certificate (and the number of one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price per one-hundredths of a Preferred Share set forth above, are the number and Purchase Price as of July 29, 1997, based on the Preferred Shares as constituted at such date.
         From and after the first occurrence of a Section 11(a)(ii) Event (as defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate thereof (as

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



such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person (or of any Associate or Affiliate thereof) who becomes a transferee after such Acquiring Person (or any Associate or Affiliate thereof) becomes such or (iii) under certain circumstances specified in the Rights Agreement, a transferee of such Acquiring Person (or of any Associate or Affiliate thereof) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.
         The Rights evidenced by this Right Certificate shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification for the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.
         As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share or the number and kind of other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including Section 11(a)(ii) Events and Section 13 Events (as defined in the Rights Agreement).
         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by

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



reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.
         This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, with the Form of Assignment and Certificate set forth on the reverse side duly executed, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a Preferred Share as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be redeemed by the Company at a redemption price of $.001 per Right (payable, at the

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



Company's option, in cash, Common Shares or any other form of consideration deemed appropriate by the Board of Directors) at any time prior to the time a person becomes an Acquiring Person (as defined in the Rights Agreement). Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be exchanged in whole or part for Common Shares.
         No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a payment of consideration will be made, as provided in the Rights Agreement.
         Any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company in any respect up until the time a person becomes an Acquiring Person and thereafter in certain respects which do not adversely affect the interests of holders of Right Certificates or Common Shares, as the case may be (other than an Acquiring Person or the Affiliates or Associates thereof).
         No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings

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



or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.
         This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
         WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of [        ], 1997
ATTEST:                                              Farm Family Holdings, Inc.

______________________                               By:______________________
Secretary                                                     Title:

Countersigned:


The Bank of New York,
  as Rights Agent


By:____________________
   Authorized Signature

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



                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)

         FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

                  (Please print name and address of transferee)

this Right Certificate, together with all right, title and
interest therein, and does hereby irrevocably constitute and
appoint                              Attorney, to transfer the within Right
Certificate on the books of the within named Company, with full power of substitution.
Dated:  _____________


                                                              Signature


Signature Guaranteed:

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



                                   CERTIFICATE

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:  _____________


                                                              Signature

Signature Guaranteed:


                                     NOTICE

                  The signature to the foregoing Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

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



                          FORM OF ELECTION TO PURCHASE
                  (To be executed if holder desires to exercise
                the Rights represented by the Right Certificate.)

To Farm Family Holdings, Inc.:

                  The undersigned hereby irrevocably elects to exercise _________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights (or such other securities of the Company or of any other Person which may be issuable upon the exercise of the Rights), or to receive the cash purchase price for Rights to purchase a fractional Preferred Share, and requests, if applicable, that certificates for such Preferred Shares or other securities be issued in the name of and delivered to: Please insert social security or other identifying number


                         (Please print name and address)



if such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to: Please insert social security or other identifying number


                         (Please print name and address)



Dated:  _____________



                                            Signature

                                            (Signature   must   conform  in  all
                                            respect   to  name  of   holder   as
                                            specified  on the face of this Right
                                            Certificate.)

Signature Guaranteed:

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


                                   CERTIFICATE

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became in Acquiring Person or an Affiliate or Associate thereof.

Dated:  ____________



                                                              Signature

Signature Guaranteed:


                                     NOTICE

     In the event the certification set forth above in the Form of Assignment or Election is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Right Certificates issued in exchange for this Right Certificate.

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

                                                                      EXHIBIT C


                           Farm Family Holdings, Inc.

                       Summary of Shareholder Rights Plan

         On July 29, 1997, the Board of Directors of Farm Family Holdings, Inc. (the "Company") authorized and declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Shares") of the Company. The dividend is payable on July 29, 1997 to the shareholders of record on July 29, 1997 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Junior Participating Cumulative Preferred Stock, par value $1.00 per share ("Preferred Shares") of the Company at a Purchase Price (the "Purchase Price") of $90, subject to adjustment in certain circumstances (as defined below). The description and terms of the Rights are set forth in the Rights Agreement (the "Rights Agreement") dated as of July 29, 1997 between the Company and The Bank of New York, as Rights Agent (the "Rights Agent").

Distribution Date; Transfer of Rights

         Initially, the Rights will be attached to all Common Share certificates representing shares then outstanding, and no separate certificates representing the Rights ("Right Certificates") will be distributed. The Rights will separate from the Common Shares and a "Distribution Date" will occur upon the earlier of
(i) ten business days following a public announcement (the "Shares Acquisition Date") that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Common Shares (an "Acquiring Person"), or (ii) ten business days (or such specified or unspecified date as may be determined by action of the Board of Directors of the Company) following the commencement or announcement of the intent to commence a tender offer or exchange offer that would result in a person or group of affiliated or associated persons beneficially owning 20% or more of the outstanding Common Shares. Notwithstanding the foregoing, an Acquiring Person does not include (A) the Company or any subsidiary of the Company, (B) any employee benefit plan (including, but not limited to, any employee stock ownership plan) of the Company or any subsidiary of the Company or any person organized, appointed or established by the Company or such subsidiary as a fiduciary for or pursuant to the terms of any such employee benefit plan, or (C) any person who would otherwise be an Acquiring Person but for the good faith determination by the Board of Directors of the Company that such person has become an Acquiring Person inadvertently, provided that such person together with its affiliates and associates divest themselves as promptly as practicable of beneficial ownership of a sufficient number of Common Shares so that such

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



person together with its affiliates and associates beneficially own less than 20% of the Common Shares.

         The Rights Agreement provides that, until the Distribution Date, (i) the Rights will be transferred with and only with the Common Shares, (ii) new Common Share certificates issued after the Record Date but prior to the Distribution Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any of the Common Shares will also constitute the transfer of the Rights associated with the Common Shares represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Right Certificates will be mailed to holders of record of Common Shares as of the close of business on the Distribution Date, and thereafter the Rights will be evidenced solely by such Right Certificates.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on July 29, 2007 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company as described below.

Exercise of Rights for Common Stock of the Company

         In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have a right to receive, upon exercise thereof at the then current exercise price of the Right, that number of Common Shares having a market value of two times the exercise price of the Right ("Flip-In" Events). From and after the time a person becomes an Acquiring Person all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person (or an affiliate, associate or transferee thereof) will be null and void.

     At any time after any person becomes an Acquiring Person, the Board of Directors of the Company may, at its option, exchange all or part of the then outstanding and exercisable Rights (excluding Rights of an Acquiring Person that have become void) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being herinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all affiliates and associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

         Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Right shall be to receive the number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. In connection with this exchange provision, the Company shall not be required to issue fractions of Common Shares or certificates evidencing fractional Common Shares and, in lieu thereof, an adjustment will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

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



Exercise of Rights for Shares of the Acquiring Company

         In the event that, after the Shares Acquisition Date, (a) the Company shall consolidate with, or merge with or into, any other person or persons (other than a subsidiary of the Company) and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (b) any other person or persons (other than a subsidiary of the Company) shall consolidate, merge with or into the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the common stock shall be changed into or exchanged for stock or other securities of any other person or persons or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer), in one or more transactions, assets, cash flow or earning power aggregating more than 50% of its assets, cash flow or earning power to any other person or persons (other than the pro rata distribution by the Company of assets (including securities) of the Company or any of its subsidiaries to all holders of the Company's common stock), the Rights Agreement provides that each holder of a Right (other than Rights owned by an Acquiring Person which will have become void) shall be entitled to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value (as defined in the Rights Agreement) equal to twice the exercise price of the Right ("Flip-Over" Events).

Adjustments to Purchase Price

         The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of Preferred Shares of certain rights or warrants to subscribe for Preferred Shares or convertible securities at less than the current market price of Preferred Shares, or (iii) in case the Company shall fix a record date to distribute to all holders of the Preferred Shares evidences of indebtedness or assets (other than a regular periodic cash dividend or dividends payable in Preferred Shares) or subscription rights or warrants (other than those referred to above). The number of Rights and number of Preferred Shares issuable upon the exercise of each Right are also subject to adjustment in the event of a stock split, combination or stock dividend on the Common Shares.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% of such Purchase Price. No fractional

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

Preferred Shares will be issued and in lieu thereof, an adjustment will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

Redemption and Exchange of Rights

          At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"), payable in cash, Common Shares or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights may be effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon redemption of the Rights, the Rights will terminate and the only privilege of the Rights holders will be to receive the $.001 redemption price. The date on which Rights are redeemed is referred to herein as the "Redemption Date".

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, other than rights resulting from such holder's ownership of Common Shares,

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


including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Shares (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

Amendments to Terms of the Rights

         The Rights and the Rights Agreement may be amended in any respect whatsoever (including, without limitation, any extension of the period in which the Rights may be redeemed) at any time prior to such time any person becomes an Acquiring Person, without the approval of the holders of the Rights. After such time, amendments may only be made to (i) cure any ambiguity, (ii) to correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provision in the Rights Agreement, or
(iii) make any amendments or supplements which the Company and the Rights Agent may deem necessary or desirable which do not adversely affect the interests of the holders of the Rights (other than the Acquiring Person or an affiliate or associate thereof).

         A copy of the Rights Agreement will be filed shortly with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated by reference.

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

Exhibit 99.1

                                  News Release

                                        Contact:  Timothy A. Walsh
                                                  Executive Vice President -
                                                  Finance & Treasurer
                                                  (518) 431-5410

FOR IMMEDIATE RELEASE



Farm Family Holdings Reports Continued Premium Growth and Increase in Operating
 Earnings for the Second Quarter and the Six Months Ended June 30, 1997; Board
                        Approves Shareholder Rights Plan

Glenmont, New York - July 29, 1997 - - Farm Family Holdings, Inc. (NYSE: FFH) today announced that operating earnings for the second quarter ended June 30, 1997 increased 43% to $3,612,000 from $2,524,000 for the same period in 1996. On a per share basis, operating earnings for the second quarter of 1997 were $0.69 compared to $0.84 for the same period in 1996. The reduction in operating earnings on a per share basis was the result of the additional shares outstanding from the Company's initial public offering on July 26, 1996.

Operating earnings for the six months ended June 30, 1997 increased to $6,727,000 from $3,306,000 for the same period in 1996. On a per share basis, operating earnings for the six months ended June 30, 1997 were $1.28 compared to $1.10 for the same period in 1996. Operating earnings exclude the impact of realized investment gains (losses), extraordinary items, and the related taxes thereon.

The increase in operating earnings for the second quarter and first six months of 1997 was primarily attributable to increased premium revenue and net investment income, reductions in weather-related losses, and the results of the Company's expense management program.

Philip P. Weber, President & CEO of Farm Family Holdings said, "We are continuing to execute our strategy of profitable growth. The expansion of our distribution system has enabled us to increase our presence in the northeastern agribusiness and rural and suburban markets. We remain focused on providing outstanding service to our customers and creating value for our shareholders."

Premiums

Premium revenue increased 11.1% to $35,761,000 for the second quarter of 1997 compared to $32,190,000 for the same period in 1996. For the six months ended
June 30, 1997, premium revenue increased 10.8% to $70,734,000 compared to $63,866,000 for the same period in 1996.


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

The increase in premium revenue for the six months ended June 30, 1997 was primarily attributable to an increase of $7,447,000 in premium revenue from our direct writings and a $1,852,000 increase in revenue from the Company's voluntary assumed reinsurance business. These increases were partially offset by an increase in premiums ceded to reinsurers. From a product perspective, the growth in premium revenue from our direct writings was derived primarily from the Company's personal and commercial automobile, Special Farm Package, businessowners, workers' compensation, and homeowners products. Geographically, the increase in premium revenue from direct writings came from New Jersey, New York, Connecticut, Massachusetts, Delaware, Rhode Island, West Virginia, and Vermont.

Net written premiums increased 18.8% to $42,953,000 for the second quarter of 1997 compared to $36,145,000 for the same period in 1996. For the six months ended June 30, 1997, net written premiums increased 15.7% to $79,681,000 compared to $68,897,000 for the same period in 1996. The increase in net written premiums for the six months ended June 30, 1997 was primarily attributable to an increase of $9,842,000 in direct writings and a $3,767,000 increase in the Company's voluntary assumed reinsurance business. These increases were partially offset by an increase in premiums ceded to reinsurers. Direct writings for the first six months of 1997 increased primarily as a result of an increase in writings of all of the Company's primary products and to a lesser extent as a result of assigned risk automobile business in New Jersey and our re-entry into the Massachusetts workers' compensation market.

Mr. Weber said, "We have continued to increase writings of all of our primary products. In addition, our growth in premium revenue is coming from several states, particularly in New Jersey. Our premium revenue from New Jersey during the first six months of 1997 has increased approximately 25% compared to the same period in 1996. The growth in assumed reinsurance premiums diversifies our geographic exposure to risk through reinsurance assumed from selected direct writers."

Combined Ratio

Farm Family Casualty Insurance Company's statutory combined ratio was 94.9% for the second quarter of 1997 compared to 100.5% for the same period in 1996. The statutory combined ratio for the six months ended June 30, 1997 was 96.5% compared to 103.8% for the same period in 1996. Loss and loss adjustment expenses were 70.3% of premium revenue for the six months ended June 30, 1997 compared to 76.3% for the same period in 1996. The reduction in the loss and loss adjustment expense ratio was primarily attributable to fewer weather-related losses incurred during the first quarter of 1997 as compared to the same period in 1996.

Investment Income

Net investment income for the second quarter of 1997 was $4,510,000 compared to $3,645,000 for the same period in 1996. For the six months ended June 30, 1997, net investment income was $8,926,000 compared to $7,503,000 for the same period in 1996. The increase in net investment income is primarily the result of the investment of the net proceeds from the Company's initial public offering on July 26, 1996.

Realized Investment Gains

Realized investment gains for the second quarter of 1997 were $5,551,000 compared to $14,000 for



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


the same period in 1996. The realized investment gains for the second quarter of 1997 were primarily the result of the sale of a common stock investment.

Net Income

Net income for the second quarter of 1997 increased to $7,220,000 compared to $1,637,000 for the same period in 1996. On a per share basis, net income for the second quarter of 1997 was $1.37 compared to $0.55 for the same period in 1996. Net income for the second quarter of 1997 included a realized investment gain of $5,551,000 and net income for the second quarter of 1996 included a nonrecurring charge of $896,000 related to the conversion of Farm Family Casualty from a mutual company to a stockholder owned company.

Net income for the six months ended June 30, 1997 increased to $10,276,000 compared to $1,939,000 for the same period in 1996. On a per share basis, net income for the six months ended June 30, 1997 was $1.96 compared to $0.65 for the same period in 1996. Net income for the six months ended June 30, 1997 included a realized investment gain of $5,461,000 and net income for the six months ended June 30, 1996 included the impact of abnormally high weather-related losses and a nonrecurring charge of $1,417,000 related to the conversion of Farm Family Casualty from a mutual company to a stockholder owned company.

Mr. Weber said, "Although we have now completed four consecutive quarters of profitable underwriting results, we continue to evaluate alternatives to further enhance our growth and profitability. We are investigating becoming licensed as a direct writer in Pennsylvania and Maryland and have expanded our voluntary assumed reinsurance business to further diversify our geographic reach and risk exposure. In addition, we plan to initiate an Odd-Lot Shareowner Program to help reduce our stockholder related expenses. We have engaged a professional insurance asset management firm to act as our investment advisor and manage our investment portfolio. Finally, we continue to evaluate the potential exercise of the option to acquire our affiliate, Farm Family Life Insurance Company."

Odd-Lot Shareowner Program

Today, the Board of Directors approved an Odd-Lot Shareowner Program which will provide stockholders owning fewer than 100 shares of common stock of the Company with a convenient means of selling their shares in the open market at reduced brokerage fees. The Company currently intends to offer the Program, which will be administered by the Company's Transfer Agent, The Bank of New York, in the Fall of 1997.

Shareholder Rights Plan

Also at today's meeting, the Board of Directors adopted a Shareholder Rights Plan (the "Plan") designed to protect stockholders against certain hostile takeover activities. Under the Plan, the Company will distribute a dividend of one Preferred Share Purchase Right for each outstanding share of Farm Family Holdings' common stock. A summary of the Plan will be mailed to stockholders shortly.

Mr. Weber said, "The Rights are intended to ensure that all of Farm Family Holdings' stockholders receive fair and equal treatment in the event of any proposed takeover, and to guard against partial


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


tender offers, squeeze-outs, and other hostile tactics to gain control of the Company without paying all stockholders a fair price. The Plan allows for an orderly process for takeovers that would increase stockholder value, while protecting stockholders from takeover tactics that do not respect the rights of all stockholders. The Rights would not prevent a takeover, but are designed to encourage anyone seeking to acquire the Company to negotiate with the Board to ensure that the terms are fair to all stockholders."

The record date for the Rights distribution is July 29, 1997, and the Rights will expire ten years later unless redeemed earlier by the Company. The Rights distribution is not taxable to stockholders.

The Rights would be exercisable only if a person or group acquires 20% or more of Farm Family Holdings' common stock or announces a tender or exchange offer that would lead to ownership by a person or group of 20% or more of the common stock. Each of the Rights will entitle stockholders to buy one one-hundredth of a share of a new series of preferred stock at an exercise price of $90. Under the Right's "flip-in" feature, if any person or group becomes the beneficial owner of 20% or more of the Company's common stock, then each Right not owned by such person or group will entitle its holder to purchase, at the Right's then current exercise price, shares of the Company's common stock having a value twice the Right's exercise price.

If Farm Family Holdings is acquired in a merger or other business combination transaction after a person has acquired 20% or more of its common stock, under certain circumstances holders of Rights will be entitled to purchase a number of the acquiring company's common shares having a market value equal to twice the exercise price of the Rights.

Prior to the acquisition by a person or group of beneficial ownership of 20% or more of Farm Family Holdings' outstanding common stock, the Rights are redeemable for $0.001 per Right at the option of the Board of Directors. Subject to certain conditions, if a person or group becomes the beneficial owner of 20% or more of the Company's common stock, the Company's Board of Directors may exchange each Right not owned by such person or group for one share of common stock.

Farm Family Holdings is the parent of Farm Family Casualty Insurance Company, a specialized, regional property and casualty insurer of farms, agricultural related businesses, and residents and businesses of rural and suburban communities.


Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995: All forward looking information or statements contained in this press release are based on management's current knowledge of factors, and are subject to a number of important risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the risk that the Odd-Lot Shareowner Program will not reduce the Company's shareholder related expenses, the risks associated with the legislative, regulatory and competitive environments in the states of Pennsylvania and Maryland which may delay, prohibit, or otherwise deem the Company's entry into these states as a direct writer undesirable, and factors outlined in the Company's SEC filings, including the 1996 Form 10-K and the Prospectus dated July 22, 1996.


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

                  FARM FAMILY HOLDINGS, INC.
         Condensed Consolidated Statements of Income
            ($ in thousands except per share data)

                                                                     (Unaudited)                 (Unaudited)
                                                                        Three                     Six Months
                                                                     Months Ended                   Ended
                                                                        June 30,                    June 30,
                                                                   1997         1996          1997         1996
                                                                   ----         ----          ----         ----

Revenues:
   Premiums                                                         $35,761      $32,190       $70,734     $63,866
   Net investment income                                              4,510        3,645         8,926       7,503
   Realized investment gains (losses), net                            5,551           14         5,461          77
   Other income                                                         265          257           485         470
                                                               ----------------------------------------------------
         Total Revenues                                              46,087       36,106        85,606      71,916
                                                               ----------------------------------------------------

Losses and Expenses:
   Losses and loss adjustment expenses                               25,023       23,031        49,720      48,753
   Underwriting expenses                                             10,107        9,180        20,197      17,968
   Interest expense                                                      26           54            52         107
   Dividends to policyholders                                            74           86           112         113
                                                               ----------------------------------------------------
         Total Losses and Expenses                                   35,230       32,351        70,081      66,941
                                                               ----------------------------------------------------

Income before federal income tax expense and extraordinary
item                                                                 10,857        3,755        15,525       4,975

Federal income tax expense                                            3,637        1,222         5,249       1,619

                                                               ----------------------------------------------------
Income before extraordinary item                                      7,220        2,533        10,276       3,356

Extraordinary item - demutualization expenses                             -          896             -       1,417

                                                               ----------------------------------------------------
Net Income                                                           $7,220       $1,637       $10,276      $1,939
                                                               ----------------------------------------------------

Operating income (1)                                                 $3,612       $2,524        $6,727      $3,306
                                                               ----------------------------------------------------

Income before extraordinary item per share                            $1.37        $0.84         $1.96       $1.12
                                                               ----------------------------------------------------

Net income per share                                                  $1.37        $0.55         $1.96       $0.65
                                                               ----------------------------------------------------

Operating income per share (1)                                        $0.69        $0.84         $1.28       $1.10
                                                               ----------------------------------------------------

Weighted average shares outstanding (2)                           5,253,813    3,000,000     5,253,813   3,000,000
                                                               ----------------------------------------------------
(1) Operating income excludes the impact of realized  investment gains (losses), extraordinary items, and the related taxes thereon.

(2) Gives effect to the allocation of 3,000,000 shares to eligible policyholders on July 26, 1996 pursuant to Farm Family Casualty Insurance Company's conversion from a mutual company to a stockholder owned company.


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


                         FARM FAMILY HOLDINGS, INC.
                   Condensed Consolidated Balance Sheets
                   ($ in thousands except per share data)

                                                                                    (Unaudited)
                                                                                  June 30, 1997    December 31, 1996
Assets:
    Investments                                                                        $255,581             $244,704
    Cash                                                                                  5,422                4,110
    Insurance receivables                                                                41,793               33,406
    Deferred acquisition costs                                                           11,874               10,682
    Accrued investment income                                                             5,252                4,861
    Other assets                                                                         24,693               21,649
                                                                             ----------------------------------------
         Total Assets                                                                  $344,615             $319,412
                                                                             ----------------------------------------


Liabilities:
    Reserves for losses and loss adjustment expenses                                   $146,239             $141,220
    Unearned premium reserve                                                             65,309               55,945
    Debt                                                                                  1,285                1,304
    Other liabilities                                                                    14,130               10,202
                                                                             ----------------------------------------
         Total Liabilities                                                              226,963              208,671


Stockholders' equity                                                                    117,652              110,741
                                                                             ----------------------------------------
         Total Liabilities and Stockholders' Equity                                    $344,615             $319,412
                                                                             ----------------------------------------

Book Value Per Share                                                                     $22.39               $21.08
                                                                             ----------------------------------------

Book Value Per Share  (excluding SFAS 115 adjustment)                                    $21.76               $19.80
                                                                             ----------------------------------------

Shares Outstanding                                                                    5,253,813            5,253,813
                                                                             ----------------------------------------








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